Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that this Amendment No. 28, dated April 7, 2016, to the Schedule 13D with respect to the Common Stock, par value $0.001 per share, of Affinity Gaming, is, and any amendments hereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: April 7, 2016

Z CAPITAL HG, L.L.C.
By:	Z Capital Partners GP I, L.P., Managing Member
By:	Z Capital Partners UGP, L.L.C., General Partner
By:	Z Capital Partners, L.L.C., Managing Member

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

Z CAPITAL PARTNERS FUND HOLDINGS I, L.L.C.
By:	Z Capital Partners I, L.P., Managing Member
By:	Z Capital Partners GP I, L.P., General Partner
By:	Z Capital Partners UGP, L.L.C., General Partner
By:	Z Capital Partners, L.L.C., Managing Member

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

Z CAPITAL PARTNERS II, L.P.
By:	Z Capital Partners GP II, L.P., General Partner
By:	Z Capital Partners UGP, L.L.C., General Partner
By:	Z Capital Partners, L.L.C., Managing Member

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

Z CAPITAL PARTNERS II-A., L.P.
By:	Z Capital Partners GP II, L.P., General Partner
By:	Z Capital Partners UGP, L.L.C., General Partner
By:	Z Capital Partners, L.L.C., Managing Member

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

Z CAPITAL PARTNERS I, L.P.
By:	Z Capital Partners GP I, L.P., General Partner
By:	Z Capital Partners UGP, L.L.C., General Partner
By:	Z Capital Partners, L.L.C., Managing Member

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

SIGNATURE PAGE TO JOINT FILING AGREEMENT (AFFINITY GAMING)

Z CAPITAL PARTNERS GP I, L.P.
By:	Z Capital Partners UGP, L.L.C., General Partner
By:	Z Capital Partners, L.L.C., Managing Member

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

Z CAPITAL PARTNERS GP II, L.P.
By:	Z Capital Partners UGP, L.L.C., General Partner
By:	Z Capital Partners, L.L.C., Managing Member

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

Z CAPITAL PARTNERS UGP, L.L.C.
By:	Z Capital Partners, L.L.C., Managing Member

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

Z CAPITAL PARTNERS, L.L.C.

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

Z CAPITAL GROUP, L.L.C.

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President

ZENNI HOLDINGS, LLC

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	Sole Member

JAMES J. ZENNI, JR.

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.

SIGNATURE PAGE TO JOINT FILING AGREEMENT (AFFINITY GAMING)